UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 11, 2021
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)
9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS
Item 8.01    Other Events

Item 9.01    Financial Statements and Exhibits

        SIGNATURES

        INDEX TO EXHIBITS

        Press Release

Item 8.01. Other Events.
On January 11, 2020, Sharps Compliance Corp. (the "Company") announced that the Company is experiencing robust order activity and playing a key role in COVID-19 vaccination programs in the retail and long-term care settings. The Company also announced that its infrastructure projects completed have almost tripled treatment capacity. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.
(a)Financial Information
    Not applicable.
(b) Pro Forma Financial Information
    Not applicable.
(c)Exhibits
Exhibit        Description

99.1	Press Release, dated January 11, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2021	SHARPS COMPLIANCE CORP. By: /s/ DIANA P. DIAZ Diana P. Diaz Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number

99.1	Press Release, dated January 11, 2021.